UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 23, 2012

THE JONES GROUP INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2012, the Board of Directors of The Jones Group Inc. (the "Company") approved amendments to Section 3.12(B), Section 5.11 and Section 5.11(A) of the Company's Amended and Restated By-Laws (the "By-laws"), effective as of April 5, 2012. Those sections were amended to substitute the Secretary of the Company for the President of the Company as the officer to receive notices by stockholders proposing to nominate a candidate for director or to bring other business before a meeting of stockholders.

The foregoing description of the amendments to the By-laws is qualified in its entirety by reference to the By-laws, as amended, which are filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated By-Laws.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC. (Registrant) By: /s/ Ira M. Dansky Ira M. Dansky Executive Vice President, General Counsel and Secretary

 Date: March 23, 2012

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated By-Laws.